UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2009 (October 16, 2009)
NANOSPHERE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33775	36-4339870

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 400-9000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
On October 21, 2009, Nanosphere, Inc. (the “Company”) completed an underwritten public offering (the “Offering”) of 5,405,000 shares of its common stock, par value $0.01 per share (the “Shares”), with Piper Jaffray & Co., as the sole underwriter (the “Underwriter”). The Shares were issued and sold by the Company to the Underwriter at a public offering price of $7.00 per share pursuant to a purchase agreement (the “Purchase Agreement”) dated as of October 16, 2009 by and between the Company and the Underwriter. The Shares include 705,000 shares issued and sold pursuant to the Underwriter’s exercise in full of its overallotment option under the Purchase Agreement.
The Company estimates that it will receive net proceeds of approximately $35.3 million from the Offering after deducting underwriting discounts and commissions and offering expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes and working capital.
The foregoing is only a brief description of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Purchase Agreement, which is filed hereto as Exhibit 1.1 and incorporated by reference herein.
The legal opinion, including the related consent, of Seyfarth Shaw LLP relating to the issuance of the Shares is filed as Exhibit 5.1 to this Current Report.
The Company issued separate press releases announcing the commencement, pricing and completion of the Offering on October 15, 2009, October 16, 2009 and October 21, 2009, respectively. Copies of these press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement dated October 16, 2009 by and between Nanosphere, Inc. and Piper Jaffray & Co.

5.1	Opinion of Seyfarth Shaw LLP.

23.1	Consent of Seyfarth Shaw LLP (included in Exhibit 5.1).

99.1	Press Release of Nanosphere, Inc. dated October 15, 2009.

99.2	Press Release of Nanosphere, Inc. dated October 16, 2009.

99.3	Press Release of Nanosphere, Inc. dated October 21, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.
Dated: October 21, 2009	By:	/s/ Roger Moody
Roger Moody
Chief Financial Officer, Vice President of Finance & Administration, Treasurer, Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement dated October 16, 2009 by and between Nanosphere, Inc. and Piper Jaffray & Co.

5.1	Opinion of Seyfarth Shaw LLP.

23.1	Consent of Seyfarth Shaw LLP (included in Exhibit 5.1).

99.1	Press Release of Nanosphere, Inc. dated October 15, 2009.

99.2	Press Release of Nanosphere, Inc. dated October 16, 2009.

99.3	Press Release of Nanosphere, Inc. dated October 21, 2009.

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